UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 4, 2016

Federal Home Loan Bank of New York
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51397	136400946
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

101 Park Avenue, Floor 5, New York, New York		10178-0599
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	212-441-6616

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

d) Election of Directors.

On November 4, 2016, the Federal Home Loan Bank of New York ("FHLBNY") announced that:

1. Mr. Monte N. Redman, President and CEO, Astoria Bank, Lake Success, NY, was re-elected, and Mr. Kenneth J. Mahon, President and COO, Dime Community Bank, Brooklyn, NY, was elected by the FHLBNY’s New York members on November 1, 2016 to each serve on the FHLBNY’s Board as a Member Director representing FHLBNY members in New York for terms of four years each commencing on January 1, 2017. Mr. Redman currently serves on the FHLBNY’s Board; his term expires on December 31, 2016.

2. Ms. C. Cathleen Raffaeli, President and Managing Director of Hamilton Management Company, New York, NY, and Rev. Edwin C. Reed, President and CEO of GGT Development LLC, Jamaica Estates, NY, were both re-elected by eligible members throughout the FHLBNY’s membership district (i.e., New Jersey, New York, Puerto Rico & the U.S. Virgin Islands) on November 1, 2016 to serve as Independent Directors on the Board commencing on January 1, 2017 for terms of four years each (Mr. Mahon, Mr. Redman, Ms. Raffaeli, and Rev. Reed, collectively, the "Elected Directors").

A copy of a report being sent to FHLBNY stockholders providing detailed information about this matter, including biographical information about the Elected Directors, is attached as Exhibit 99.1.

(The FHLBNY previously announced the re-election of Jay Ford, President and CEO, Crest Savings Bank, Wildwood, NJ, to serve as a Member Director representing FHLBNY members in New Jersey for a four year term commencing on January 1, 2017 in a Current Report on Form 8-K dated August 30, 2016.)

The election of the Elected Directors took place in accordance with the rules governing the election of Federal Home Loan Bank directors contained in the Federal Home Loan Bank Act and in the related regulations of the Federal Housing Finance Agency ("FHFA"), the regulator of the Federal Home Loan Banks. As of the time of this filing, none of the Elected Directors has been named to serve on any committee of the Board for 2017; further, whether the Elected Directors are expected to be named to serve on any committee of the Board for 2017 has not yet been determined. (Ms. Raffaeli, Mr. Redman, and Rev. Reed currently serve on the Board; their terms expire on December 31, 2016. Ms. Raffaeli currently serves as the Chair of the Board’s Compensation and Human Resources Committee, the Vice Chair of the Board’s Technology Committee, and also serves on the Board’s Strategic Planning Committee. Mr. Redman currently serves on the Board’s Audit, Compensation and Human Resources, and Corporate Governance and External Affairs Committees. Rev. Reed currently serves as the Chair of the Board Housing Committee, and also serves on the Board’s Executive and Strategic Planning Committees.)

Compensation of the Elected Directors (and of all other Directors) will be in accordance with a 2017 Director Compensation Plan ("Compensation Plan") which was approved by the Board on September 15, 2016. With respect to Director fee opportunities: (i) the maximum fee opportunity for 2017 for the Chair of the Board will be $120,000; (ii) the maximum fee opportunity for 2017 for the Vice Chair of the Board shall be $105,000; (iii) the maximum fee opportunity for 2017 for a Director serving as a Board Committee Chair will be $105,000; however, such Director will not receive any additional fee opportunity if he or she serves as Chair of more than one Committee, and, in addition, the Board Chair and Board Vice Chair will not receive any additional fee opportunity for serving as a Chair of one or more Committees; and (iv) the maximum fee opportunity for 2017 for Directors other than the Chair, the Vice Chair, and the Committee Chairs shall be $95,000. A copy of the Compensation Plan will be included in the FHLBNY’s next regularly scheduled filing with the U.S. Securities and Exchange Commission, which will be its Quarterly Report on Form 10-Q for the quarter ended September 30, 2016.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Elected Directors discussed in Item 5.02 of this Current Report on Form 8-K were not elected during the course of any annual or special meeting of the FHLBNY’s security holders, or as the result of a proxy solicitation. They were elected, in accordance with FHFA regulations, by direct vote of the FHLBNY’s eligible security holders. For each open seat, eligible security holders were given the opportunity to cast their votes in favor of a candidate running for the open seat. Security holders did not have the option to cast a vote against a particular candidate, or to cast an ‘abstaining’ vote.

With regard to the election held to fill the two open Member Directorships representing New York members, 210 FHLBNY members in New York were eligible to vote. Of this number, 109 members voted, representing 51.90% of total eligible voting participants. The total number of eligible votes that could be cast for each of the two open New York Member Directorships was 9,212,684. Mr. Redman received 2,275,708 votes and Mr. Mahon received 2,272,834 votes.

In addition to Mr. Redman and Mr. Mahon, the following persons were on the ballot: Mr. Brian E. Hickey, Executive Vice President, Manufacturers and Traders Trust Company, Rochester, New York, who received 1,649,121 votes; Mr. John H. Buhrmaster, President and CEO, First National Bank of Scotia, Scotia, NY, who received 1,453,266 votes; Mr. John M. Tolomer, President and CEO, The Westchester Bank, White Plains, NY, who received 1,170,506 votes; and Mr. Lawrence A. Heilbronner, Director, EVP and CFO, The Canandaigua National Bank and Trust Company, Canandaigua, NY, who received 606,369 votes.

With regard to the election held to fill two open Independent Director seats, 329 FHLBNY members were eligible to vote. Of this number, 172 members voted, representing 52.28% of total eligible voting participants. The total number of eligible votes that could be cast for each of the two open Independent Directorships was 12,491,965. To be elected as an Independent Director, each candidate needed to receive at least 20 percent of the total number of eligible votes, and this threshold was passed by both candidates:

• Ms. Raffaeli received 5,909,368 votes, representing 47.31% of the total number of eligible votes.

• Rev. Reed received 5,647,393 votes, representing 45.21% of the total number of eligible votes.

Item 8.01 Other Events.

On November 4, 2016, the FHLBNY issued a 2016 Director Election Report to FHLBNY security holders announcing New York Member Director and districtwide Independent Director election results. A copy of the Report is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 2016 Director Election Report to FHLBNY security holders announcing New York Member Director and districtwide Independent Director election results, dated November 4, 2016.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of New York

November 4, 2016	By:	/s/ Kevin M. Neylan

Name: Kevin M. Neylan
Title: Senior Vice President and Chief Financial Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	2016 Director Election Report to FHLBNY security holders announcing New York Member Director and districtwide Independent Director election results, dated November 4, 2016.